UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2019

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.
As previously announced, on March 5, 2019, Chesapeake Energy Corporation (the “Company”) commenced private offers to eligible holders to exchange (the “Exchange Offers”) its newly issued 8.00% Senior Notes due 2026 (the “New Notes”) for its outstanding (i) 6.625% senior notes due 2020, (ii) 6.875% senior notes due 2020, (iii) 6.125% senior notes due 2021 and (iv) 5.375% senior notes due 2021 (collectively, the “Existing Notes”). The settlement date for Existing Notes validly tendered and accepted in the Exchange Offers occurred on April 3, 2019. At settlement, the Company issued $918,514,000 aggregate principal amount of New Notes.
The New Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The New Notes were offered only to persons who are (i) “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (ii) outside the United States and persons other than “U.S. persons” as defined in Rule 902 under the Securities Act in offshore transactions in compliance with Regulation S under the Securities Act. This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.
The New Notes were issued pursuant to the Indenture, dated as of April 24, 2014 (the “Base Indenture”), between the Company, the subsidiary guarantors named therein (the “Guarantors”) and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Trustee”), as supplemented by the Tenth Supplemental Indenture, dated as of April 3, 2019, between the Company, the Guarantors and the Trustee (the “Tenth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) establishing the terms of the New Notes.
The New Notes are jointly and severally, fully and unconditionally, guaranteed on a senior, unsecured basis by all of the Company’s subsidiaries that guarantee its revolving credit facility and certain other unsecured senior notes. The New Notes bear interest at a rate of 8.00% per year, payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2019. The New Notes will mature on March 15, 2026. The Company may redeem some or all of the New Notes at any time prior to March 15, 2022, at a price equal to 100% of the principal amount of the New Notes to be redeemed plus a “make-whole” premium. At any time prior to March 15, 2022, the Company also may, under certain circumstances, redeem up to 35% of the aggregate principal amount of the New Notes with an amount of cash not greater than the net cash proceeds of certain equity offerings at a specified redemption price. In addition, the Company may redeem some or all of the New Notes at any time on or after March 15, 2022, at the redemption prices set forth in the Indenture. If the Company or certain of its subsidiaries enter into certain sale-leaseback transactions and do not reinvest the proceeds or repay certain senior debt, the Company must offer to repurchase the New Notes. The Indenture contains customary events of default.
The foregoing descriptions of the New Notes and the Indenture do not purport to be complete and each is qualified in its entirety by reference to the full text of the applicable agreement. A copy of the Base Indenture and the Tenth Supplemental Indenture (including the form of New Note) have been filed as Exhibits 4.1 and 4.2, respectively, to this report and are incorporated by reference herein.
In connection with the issuance of the New Notes, the Company and the several dealer managers party thereto, entered into a Registration Rights Agreement with respect to the New Notes, dated as of April 3, 2019 (the “Registration Rights Agreement”), which gives holders of the New Notes certain exchange and registration rights. Pursuant to the Registration Rights Agreement, the Company and the Guarantors have agreed to use commercially reasonable efforts to file an exchange offer registration statement with the Securities and Exchange Commission, to have the registration statement declared effective and to complete the exchange offer on or prior to April 2, 2020 with respect to the New Notes. Further, under certain circumstances, in lieu of, or in addition to, a registered exchange offer, the Company and the Guarantors are required to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to the resale of the New Notes. The Company and the

Guarantors are required to pay additional interest if they fail to comply with their obligations to register the New Notes within the specified time periods.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.4 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above with respect to the New Notes and the Indenture is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 9.01 Financial Statements and Exhibits.
The exhibits listed below are filed herewith.
Agreements and forms of agreements included as exhibits are included only to provide information to investors regarding their terms. Agreements and forms of agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and no such agreement or form of agreement should be relied upon as constituting or providing any factual disclosures about the Company, any other persons, any state of affairs or other matters.
(d)    Exhibits.

Exhibit No.	Document Description

4.1
Indenture dated as of April 24, 2014, among Chesapeake Energy Corporation, the subsidiary guarantors named therein and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to Chesapeake’s Current Report on Form 8-K dated April 29, 2014) (File No. 001-13726).

4.2	Tenth Supplemental Indenture, dated as of April 3, 2019.
4.3	Form of 8.00% Senior Note due 2026 (included as Exhibit A to Exhibit 4.2).
4.4
Registration Rights Agreement, dated as of April 3, 2019, among Chesapeake Energy Corporation, the subsidiary guarantors named therein and the dealer managers party thereto with respect to 8.00% Senior Notes due 2026.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date: April 5, 2019